[LOGO] UBS
       Global Asset Management

Global High Income Dollar Fund Inc.
Annual Report
October 31, 2002

Global High Income Dollar Fund Inc.

December 16, 2002

Dear Shareholder,

We present you with the annual report for Global High Income Dollar Fund Inc. for the fiscal year ended October 31, 2002.

Performance

For the fiscal year ended October 31, 2002, the Fund's 11.45% return (at NAV) outpaced all of the benchmarks against which its performance is measured. For the one-year period, emerging market debt, as measured by the JP Morgan Emerging Market Bond Index--Global (EMBI--G), returned 6.61%, outperforming government bonds in developed markets as measured by the SSB World Government Bond Index
(WGBI), which returned 4.45% on a currency-hedged basis in U.S. dollars. Over the same time period, the median return of the Fund's 12-member Lipper Emerging Market Debt closed-end fund peer group was 11.41%. (For more on the Fund's performance, please refer to "Performance At A Glance" on page 6.)

--------------------------------------------------------------------------------

     Global High Income Dollar
     Fund Inc.

     Investment Goal:

     Primarily, high level of current income; secondarily, capital appreciation.

     Portfolio Manager:

     Stuart Waugh
     UBS Global Asset Management (US) Inc.

     Commencement:

     October 8, 1993

     NYSE Symbol:

     GHI

     Dividend Payments:

     Monthly

--------------------------------------------------------------------------------

An Interview with Portfolio Manager Stuart Waugh

Q. Can you discuss the global economic environment during the reporting period?


A. Low interest rates and inflation, moderate global economic growth and higher commodity prices provided a favorable macroeconomic environment for emerging market countries over the period--especially those that export oil. While the prospects for escalating military conflicts around the world may have had an impact on investor psychology and capital spending decisions, it has had little direct impact on the credit fundamentals of emerging market issuers.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  1

Global High Income Dollar Fund Inc.

Q. What were some of the factors that led to the Fund's outperformance versus the JP Morgan Emerging Market Bond Index-Global?

A. Relative to the EMBI-G, the Fund benefited from its underweight exposure to Brazil and several other noninvestment grade credits that lagged the overall index during the period.

      As we have discussed in prior shareholder reports, Brazil's vulnerability to any shock to investor confidence grew over the last several years as the Cardozo Administration dramatically increased the country's debt levels. Anticipation of the election of Worker's Party candidate Lula de Silva to President had a highly negative impact on investor confidence and Brazil debt valuations. Since Lula's victory at the end of October, the Fund has lost some of its relative performance gains from its underweight Brazilian position, as financial pressures in Brazil have diminished and debt valuations have partly recovered.

Q.    Were there any particular strategies that didn't work well for the Fund?

A. We became concerned that the negative developments in Brazil might have an impact on other Latin credits such as Colombia, Peru and Mexico. However, such contagion has not occurred and, in retrospect, we positioned the Fund too cautiously in these countries.

Q. What is your outlook for the global economy and the fixed income markets over the next six to 12 months?

A. We think the burden of proof is clearly on those who argue about global deflationary risks. While the Federal Reserve Board (the "Fed") has referred to deflationary risks in discussing monetary policy, it's important to understand that the Fed's low interest rate strategy is a precautionary measure. The Fed can afford to pursue very easy monetary policy because inflation is low, and we believe its recent move to lower interest rates is an insurance policy, rather than an anticipation of future deflation or a recession.

      On the fiscal side, there's every reason to expect that the Bush administration and Congress will legislate further tax cuts. As such, there will be a significant amount of stimulus in the pipeline for the U.S. economy. The policy options available to European and Japanese officials are more limited, but we expect Europe and Asia overall will follow the economic trajectory of the U.S.

      Another major factor to consider in the investment landscape is the war on terrorism. As President Bush has repeatedly said, this war will not end soon, regardless of the outcome of the current confrontation with Iraq. As the September 11 attacks coincided with the unwinding of a speculative boom in


--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

Global High Income Dollar Fund Inc.

      the U.S. economy, it may have had some influence on capital spending decisions and exacerbated trends already in place. What kind of economic impact a future attack would have is hard to predict, as it depends on the path the conflict takes. For example, the tragic violence surrounding the Northern Ireland conflict did not have a large impact on business or consumer spending in the UK. On the other hand, prolonged instability in the Middle East or in Pakistan could have serious economic consequences.

      In summary, the world's macroeconomic circumstances--economic recovery and low interest rates in the developed world--are currently positive for emerging market debt. Risks are certainly there if the conflict in Iraq engenders conflict elsewhere. Of course, we will need to reassess this conclusion if a strong economic recovery exerts pressure on the Fed to reverse policy. However, the steep shape of the yield curve and low inflation are likely to mitigate the risks of such a policy reversal.

Q.    How do you anticipate positioning the Fund given your outlook?

A. As we previously explained, the Fund has maintained an underweight exposure to Brazil due to that country's high debt levels and the vulnerabilities it creates for its credit. Nevertheless, in late September, the market became unusually one-sided in its pessimism over Brazil's economic prospects and the ability of the new government to manage its balance of payments. At the same time, the International Monetary Fund (IMF) gave the new administration generous financial incentives to maintain conservative fiscal and monetary policies. Brazil's trade sector (led by agricultural exports) is performing well and this has reduced one of the country's largest external vulnerabilities. These factors and Brazil's severely depressed debt valuations led us to reduce the Fund's underweight to Brazil in late October. As of late November, the Fund now holds approximately 10% in Brazilian debt. This is still an underweight versus the EMBI-G Index, but a considerable increase from the roughly 5% level the Fund maintained at some points during the summer of 2002. We have concentrated holdings across several of the most liquid issues. Since the situation is fluid, we intend to keep the Fund's Brazilian strategy flexible.

      In recent weeks, we also partly reversed our cautious stance toward Mexico. We believe Mexican bonds should benefit if the Fed's lower interest rates translate to low credit spread premiums in the U.S. corporate sector. Mexico is included in the Lehman Aggregate Index and, for a number of investors, Mexican bonds are a substitute for U.S. corporate bonds.

      The Fund maintains roughly neutral weightings (relative to the EMBI-G Index) in a number of credits where we believe that fundamentals remain stable.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

Global High Income Dollar Fund Inc.

      These credits include Bulgaria, Malaysia, South Korea and Venezuela. The Fund also has an overweight exposure to Russia, where we think credit fundamentals remain on a positive trajectory.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,


/s/ Brian M. Storms

Brian M. Storms
President
Global High Income Dollar Fund Inc.
President and Chief Executive Officer
UBS Global Asset Management (US) Inc.


/s/ Stuart Waugh

Stuart Waugh
Portfolio Manager
Global High Income Dollar Fund Inc.
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for the fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.


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4                                                    UBS Global Asset Management

Global High Income Dollar Fund Inc.

Portfolio Statistics

Characteristics+*           10/31/02   4/30/02   10/31/01
=========================================================
Net Asset Value              $ 14.14   $ 14.78   $ 14.16
--------------------------------------------------------
Market Price                 $ 13.87   $ 14.91   $ 12.98
--------------------------------------------------------
12-Month Distribution        $1.5782   $1.5940   $1.6054
--------------------------------------------------------
Distribution at Period-End   $0.1280   $0.1358   $0.1272
--------------------------------------------------------
Net Assets (mm)              $ 275.0   $ 287.3   $ 275.2
--------------------------------------------------------

Currency Exposure*-         10/31/02   4/30/02   10/31/01
=========================================================
U.S. Dollar Denominated        96.1%      96.8%     96.3%
---------------------------------------------------------
Foreign Denominated             3.9        3.2       3.7
=========================================================
Total                         100.0%     100.0%    100.0%
=========================================================

Top 10 Countries
(excluding U.S.)-    10/31/02                        4/30/02                       10/31/01
===========================================================================================
Russia                  19.5%   Russia                 17.2%   Mexico                 12.9%
-------------------------------------------------------------------------------------------
Mexico                  16.7    Mexico                 15.3    Russia                 12.3
-------------------------------------------------------------------------------------------
Brazil                   9.0    Brazil                  9.2    Brazil                  7.4
-------------------------------------------------------------------------------------------
Philippines              5.0    Philippines             5.9    Argentina               4.5
-------------------------------------------------------------------------------------------
Venezuela                4.9    Venezuela               5.6    Venezuela               4.2
-------------------------------------------------------------------------------------------
Korea                    4.7    Korea                   4.9    Korea                   3.7
-------------------------------------------------------------------------------------------
Malaysia                 4.6    Trinidad & Tobago       3.7    Bulgaria                3.2
-------------------------------------------------------------------------------------------
Hungary                  3.9    Peru                    3.6    Peru                    3.2
-------------------------------------------------------------------------------------------
Trinidad & Tobago        3.2    Hungary                 3.1    Trinidad & Tobago       3.1
-------------------------------------------------------------------------------------------
Panama                   2.8    Malaysia                2.6    Malaysia                2.7
===========================================================================================
Total                   74.3%                          71.1%                          57.2%
===========================================================================================

Credit Quality-      10/31/02    4/30/02    10/31/01
----------------------------------------------------
A1/P1                   10.2%       8.5%      23.3%
----------------------------------------------------
A                        3.9        4.7        3.7
----------------------------------------------------
BBB                     32.0       28.0       16.2
----------------------------------------------------
BB                      29.1       15.1       19.1
----------------------------------------------------
B                       16.5       36.9       29.3
----------------------------------------------------
CCC                      1.7        1.6        0.9
----------------------------------------------------
CC                       2.1         --        4.5
----------------------------------------------------
Selective Default         --        2.4         --
----------------------------------------------------
Non-Rated                3.1        2.8        3.0
----------------------------------------------------
Net Receivable           1.4         --         --
====================================================
Total                  100.0%     100.0%     100.0%
====================================================

+ Past performance is no guarantee of future results. The value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost.
*     Prices and other characteristics will vary over time.
- Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

Global High Income Dollar Fund Inc.

Performance At A Glance

Average Annual Returns for Periods Ended 10/31/02
---------------------------------------------------------------
Net Asset Value Returns         Fund          Lipper Median**
---------------------------------------------------------------
6 months                         1.10%        -6.32%
1 year                          11.45         11.41
5 years                          9.43          7.74
Inception-                       9.68          9.56
---------------------------------------------------------------
Market Price Returns*           Fund          Lipper Median**
---------------------------------------------------------------
6 months                        -1.75%        -8.70%
1 year                          19.38         10.05
5 years                         14.21          8.59
Inception-                      10.73          9.43
---------------------------------------------------------------

- Inception for the Fund is October 8, 1993. Inception returns for the Lipper Emerging Market Debt Funds Median are shown as of nearest month-end of the Fund's inception: September 30, 1993.

* Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. NAV and market returns for periods of one year or less have not been annualized.

** Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the Lipper Emerging Markets Debt Funds Median peer group.


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

Global High Income Dollar Fund Inc.

Portfolio of Investments -- October 31, 2002

Principal
 Amount                                                 Maturity         Interest
 (000)**                                                 Dates             Rates          Value
==================================================================================================
Long-Term Debt Securities--87.13%
==================================================================================================
Algeria--1.97%
       $6,079   The People's Democratic Republic of
                  Algeria Loan Participation, Tranche
                  3 (JP Morgan Chase Bank) (1)(2)       03/04/10            2.625%+    $ 5,410,263
==================================================================================================
Argentina--2.09%
       17,339   Republic of Argentina                   06/19/18 to        12.000 to
                                                        06/19/31           12.250        3,507,891
--------------------------------------------------------------------------------------------------
        5,000   Republic of Argentina, PAR              03/31/23            6.000        2,250,000
--------------------------------------------------------------------------------------------------
                                                                                         5,757,891
==================================================================================================
Brazil--9.02%
       17,000   Federal Republic of Brazil              04/15/24 to         8.875 to
                                                        08/17/40           11.000        8,748,000
--------------------------------------------------------------------------------------------------
       16,316   Federal Republic of Brazil, C           04/15/14            8.000        9,544,967
--------------------------------------------------------------------------------------------------
        6,800   Federal Republic of Brazil, DISC        04/15/24            2.563+       3,876,000
--------------------------------------------------------------------------------------------------
        1,467   Federal Republic of Brazil, EXIT (1)    09/15/13            6.000          724,966
--------------------------------------------------------------------------------------------------
        3,200   Federal Republic of Brazil, PAR         04/15/24            6.000        1,912,000
--------------------------------------------------------------------------------------------------
                                                                                        24,805,933
==================================================================================================
Bulgaria--1.81%
        2,285   Republic of Bulgaria                    01/15/15           8.250         2,436,381
--------------------------------------------------------------------------------------------------
        2,714   Republic of Bulgaria, FLIRB             07/28/12           2.688+        2,531,072
--------------------------------------------------------------------------------------------------
                                                                                         4,967,453
==================================================================================================
Chile--0.75%
        2,000   Republic of Chile                       07/23/07            5.625        2,061,944
==================================================================================================
Ecuador--0.83%
        5,500   Republic of Ecuador                     08/15/30            6.000++      2,268,750
==================================================================================================
El Salvador--0.68%
        1,900   Republic of El Salvador                 01/24/23            7.750        1,862,000
==================================================================================================
Hungary--2.66%
HUF 1,870,100   Republic of Hungary                     10/12/04 to         6.250 to
                                                        06/12/07            8.500        7,316,794
==================================================================================================
Indonesia--0.90%
       $6,000   Republic of Indonesia 1995 Loan
                  Participation (Deutsche Bank AG,                         2.438 to
                  Singapore Branch) (1)(2)              12/14/19           2.938+        2,460,000
==================================================================================================
Korea--4.74%
        4,025   Korea Development Bank                  11/16/06            5.250        4,226,340
--------------------------------------------------------------------------------------------------
        7,160   Republic of Korea                       04/15/08            8.875        8,814,264
--------------------------------------------------------------------------------------------------
                                                                                        13,040,604
==================================================================================================
Malaysia--4.59%
       11,976   Petroliam Nasional Berhad               10/18/06 to         7.125 to
                                                        10/15/26            7.625       12,613,212
==================================================================================================
Mexico--16.67%
        3,125   Mexican Multi Year Refinance Loan
                  Participation (Salomon Brothers
                  Holding Company, Inc.) (1)(2)         03/20/05           2.413+        3,000,123
==================================================================================================


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

Global High Income Dollar Fund Inc.

Portfolio of Investments -- October 31, 2002

Principal
 Amount                                                 Maturity         Interest
 (000)**                                                 Dates             Rates          Value
==================================================================================================
Long-Term Debt Securities--(continued)
==================================================================================================
Mexico--(concluded)
       $1,920   PEMEX Finance Ltd.                      05/15/07 to         8.020 to
                                                        08/15/17           10.610%     $ 2,222,979
--------------------------------------------------------------------------------------------------
        8,295   PEMEX Finance Ltd. (1)                  02/15/07 to         8.450 to
                                                        11/15/18            9.150        9,250,680
--------------------------------------------------------------------------------------------------
        5,000   Petroleos Mexicanos                     02/01/05            6.500        5,181,250
--------------------------------------------------------------------------------------------------
       20,897   United Mexican States                   03/12/08 to         8.125 to
                                                        05/15/26           11.500       24,371,240
--------------------------------------------------------------------------------------------------
        1,885   United Mexican States, PAR              12/31/19            6.250        1,823,737
--------------------------------------------------------------------------------------------------
                                                                                        45,850,009
==================================================================================================
Panama--2.76%
        3,875   Republic of Panama                      04/22/08            8.250        3,913,750
--------------------------------------------------------------------------------------------------
        4,853   Republic of Panama, PDI                 07/17/16            2.750+       3,688,422
--------------------------------------------------------------------------------------------------
                                                                                         7,602,172
==================================================================================================
Peru--1.11%
        2,000   Republic of Peru                        02/21/12            9.125        1,765,000
--------------------------------------------------------------------------------------------------
        2,000   Republic of Peru, FLIRB                 03/07/17            4.000++      1,300,000
--------------------------------------------------------------------------------------------------
                                                                                         3,065,000
==================================================================================================
Philippines--4.97%
        2,865   Philippine Long Distance Telephone      05/15/12           11.375        2,642,111
--------------------------------------------------------------------------------------------------
       11,065   Republic of Philippines                 03/12/09 to         8.375 to
                                                        01/15/19            9.875       11,019,048
--------------------------------------------------------------------------------------------------
                                                                                        13,661,159
==================================================================================================
Poland--0.96%
        2,810   TPSA Finance BV                         12/10/08            7.750        2,645,444
==================================================================================================
Qatar--1.34%
        3,002   State of Qatar                          06/15/30            9.750        3,684,955
==================================================================================================
Russia--19.53%
        4,600   Ministry of Finance VII                 05/14/11            3.000        2,949,980
--------------------------------------------------------------------------------------------------
       16,044   Russian Federation                      07/24/05 to         8.250 to
                                                         3/31/10           10.000       17,443,210
--------------------------------------------------------------------------------------------------
       43,624   Russian Federation                      03/31/30            5.000++     33,317,516
--------------------------------------------------------------------------------------------------
                                                                                        53,710,706
==================================================================================================
Trinidad & Tobago--3.21%
        4,650   Republic of Trinidad & Tobago           10/01/09            9.875        5,487,000
--------------------------------------------------------------------------------------------------
        3,000   Republic of Trinidad & Tobago (1)       10/03/04           11.750        3,330,000
--------------------------------------------------------------------------------------------------
                                                                                         8,817,000
==================================================================================================
Tunisia--0.84%
        2,250   Banque Centrale de Tunisie              04/25/12            7.375        2,306,250
==================================================================================================
Turkey--0.82%
        2,410   Republic of Turkey                      01/15/30           11.875        2,259,375
==================================================================================================
Venezuela--4.88%
        9,081   Republic of Venezuela                   08/15/18 to         9.250 to
                                                        09/15/27           13.625        6,490,725
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

Global High Income Dollar Fund Inc.
Portfolio of Investments -- October 31, 2002

Principal
 Amount                                                 Maturity         Interest
 (000)**                                                 Dates             Rates          Value
==================================================================================================
Long-Term Debt Securities--(concluded)
==================================================================================================
Venezuela--(concluded)
       $8,774   Republic of Venezuela, DCB              12/18/07           2.875%+      $6,931,183
--------------------------------------------------------------------------------------------------
                                                                                        13,421,908
==================================================================================================
Total Long-Term Debt Securities (cost--$230,999,877)                                   239,588,822
==================================================================================================

 Number
of Rights
  (000)                                                    Value
================================================================
Rights--0.02%
================================================================
Mexico--0.02%
       21,735   United Mexican States Value Recovery
                  Rights, Series A-E, Expiration Date
                  06/30/03-06/30/07 (3)                   51,833
================================================================
Venezuela--0.00%
           27   Venezuela Oil Indexed Payment
                  Obligations, Expiration Date
                  04/15/20 (3)                                 0
================================================================
Total Rights (cost--$0)                                   51,833
================================================================

Principal
 Amount
 (000)**
==================================================================================================
Short-Term Debt Securities--14.54%
==================================================================================================
Hungary--1.27%
HUF   851,350   Republic of Hungary                     11/24/02           9.000%        3,483,239
==================================================================================================
United States--13.27%
       $1,453   Federal Farm Credit Bank, Discount
                  Notes                                 11/15/02           1.660*        1,451,995
--------------------------------------------------------------------------------------------------
        7,700   Federal Home Loan Bank, Discount
                  Notes                                 11/06/02           1.655*        7,697,876
--------------------------------------------------------------------------------------------------
       12,388   Federal Home Loan Mortgage,             11/07/02 to        1.660* to
                  Discount Notes                        12/05/02           1.690*       12,377,649
--------------------------------------------------------------------------------------------------
       14,963   Federal National Mortgage Association,  11/13/02 to        1.640* to
                  Discount Notes                        11/27/02           1.677*       14,951,506
--------------------------------------------------------------------------------------------------
                                                                                        36,479,026
==================================================================================================
Total Short-Term Debt Securities (cost--$39,463,097)                                    39,962,265
==================================================================================================


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

Global High Income Dollar Fund Inc.
Portfolio of Investments -- October 31, 2002

 Number
of Shares                                                       Maturity      Interest
 (000)                                                            Date          Rate             Value
==========================================================================================================
Money Market Fund--0.14%
==========================================================================================================
         $397   JP Morgan U.S. Government Money
                   Market Fund (cost--$397,037)                 11/01/02        1.294%@      $    397,037
==========================================================================================================
Total Investments (cost--$270,860,011)--101.83%                                               279,999,957
----------------------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(1.83%)                                                 (5,031,492)
==========================================================================================================
Net Assets--100.00%                                                                          $274,968,465
==========================================================================================================

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*     Interest rate reflects yield to maturity at date of purchase.
**    In U.S. dollars unless otherwise indicated.
+     Reflects rate at October 31, 2002 on variable rate instruments.
++    Reflects rate at October 31, 2002 on step coupon rate instruments.
@     Interest rate shown reflects the yield at October 31, 2002.
(1)   Illiquid securities represent 8.79% of net assets.
(2) Participation interest was acquired through the financial institution indicated parenthetically.
(3) Rights do not currently accrue income. Periodic income, if any, will vary based on several factors including oil exports, prices and inflation.
C     Front-Load Interest Reduction with Capitalized Interest Bond
DCB   Debt Conversion Bond
DISC  Discount Bond
EXIT  Investment Bond
FLIRB Front-Loaded Interest Reduction Bond
HUF   Hungary Forints
PAR   Par Bond
PDI   Past Due Interest Bond

Investments By Type of Issuer

                                         Percentage of Net Assets
                                         ========================
                                         Long-Term     Short-Term
=================================================================
Government and other public issuers         74.55%        1.27%
-----------------------------------------------------------------
U.S. Agency Obligations                        --        13.27
-----------------------------------------------------------------
Financial Services                           5.14           --
-----------------------------------------------------------------
Oil/Gas                                      6.48           --
-----------------------------------------------------------------
Telecom                                      0.96           --
-----------------------------------------------------------------
Rights                                       0.02           --
-----------------------------------------------------------------
Money Market Fund                              --         0.14
-----------------------------------------------------------------
                                            87.15%       14.68%
=================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Statement of Assets and Liabilities -- October 31, 2002

Assets:
Investments in securities, at value (cost--$270,860,011)                        $279,999,957
--------------------------------------------------------------------------------------------
Interest receivable                                                                3,895,326
--------------------------------------------------------------------------------------------
Other assets                                                                           7,484
============================================================================================
Total assets                                                                     283,902,767
============================================================================================
Liabilities:
Payable for investments purchased                                                  8,475,750
--------------------------------------------------------------------------------------------
Payable to investment advisor and administrator                                      286,565
--------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                               171,987
============================================================================================
Total liabilities                                                                  8,934,302
============================================================================================
Net Assets:
Capital stock--$0.001 par value; 100,000,000 shares authorized;
 19,439,667 shares issued and outstanding                                        268,569,213
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                    (389,787)
--------------------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions                        (2,355,275)
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and other assets and liabilities
 denominated in foreign currencies                                                 9,144,314
============================================================================================
Net assets                                                                      $274,968,465
============================================================================================
Net asset value per share                                                       $      14.14
============================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

Global High Income Dollar Fund Inc.

Statement of Operations

                                                                    For the Year
                                                                       Ended
                                                                  October 31, 2002
==================================================================================
Investment income:
Interest                                                               $24,180,660
==================================================================================
Expenses:
Investment advisory and administration fees                              3,488,011
----------------------------------------------------------------------------------
Custody and accounting fees                                                225,429
----------------------------------------------------------------------------------
Reports and notices to shareholders                                        102,372
----------------------------------------------------------------------------------
Professional fees                                                           75,586
----------------------------------------------------------------------------------
Directors' fees                                                             25,255
----------------------------------------------------------------------------------
Transfer agency fees                                                        20,489
----------------------------------------------------------------------------------
Other expenses                                                              66,120
==================================================================================
                                                                         4,003,262
==================================================================================
Net investment income                                                   20,177,398
==================================================================================
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
 Investment transactions                                                 5,112,974
----------------------------------------------------------------------------------
 Foreign currency transactions                                            (126,228)
----------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
 Investments                                                             5,277,694
----------------------------------------------------------------------------------
 Other assets and liabilities denominated in foreign currencies              1,075
==================================================================================
Net realized and unrealized gain from investment activities             10,265,515
==================================================================================
Net increase in net assets resulting from operations                   $30,442,913
==================================================================================

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Statement of Changes in Net Assets

                                                                          For the Years Ended
                                                                              October 31,
                                                                    --------------------------------
                                                                       2002               2001
====================================================================================================
From operations:
Net investment income                                               $ 20,177,398       $ 24,005,942
---------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions                  5,112,974           (563,226)
---------------------------------------------------------------------------------------------------
Net realized losses from foreign currency transactions                  (126,228)        (1,636,328)
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
 Investments                                                           5,277,694          3,985,353
---------------------------------------------------------------------------------------------------
 Other assets and liabilities denominated in foreign currencies            1,075             45,634
====================================================================================================
Net increase in net assets resulting from operations                  30,442,913         25,837,375
====================================================================================================
Dividends and distributions to shareholders from:
Net investment income                                                (25,458,379)       (22,369,614)
---------------------------------------------------------------------------------------------------
Paid-in-capital                                                       (5,221,303)        (8,851,518)
====================================================================================================
Total dividends and distributions to shareholders                    (30,679,682)       (31,221,132)
====================================================================================================
Capital stock transactions:
Cost of shares repurchased                                                    --         (1,366,396)
====================================================================================================
Net decrease in net assets                                              (236,769)        (6,750,153)
====================================================================================================
Net assets:
Beginning of year                                                    275,205,234        281,955,387
====================================================================================================
End of year                                                         $274,968,465       $275,205,234
====================================================================================================

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

Global High Income Dollar Fund Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

Global High Income Dollar Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Notes to Financial Statements

foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

Repurchase Agreements--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities--at the exchange rates prevailing at the end of the Fund's fiscal year; and (2) purchases and sales of investment securities and income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal year, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

Global High Income Dollar Fund Inc.

Notes to Financial Statements

included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Change in Accounting Principle

As required, effective as of November 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.


--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Notes to Financial Statements

The cumulative effect of this accounting change resulted in a $95,552 decrease in the cost of investments and a corresponding $95,552 increase in net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $321,882, increase net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies by $294,235 and increase net realized gain from investment transactions by $27,647. The statement of changes in net assets and financial highlights for prior years have not been restated to reflect the change in accounting principle.

Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment Advisor and Administrator

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

Securities Lending

The Fund may lend securities up to 33-1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

Global High Income Dollar Fund Inc.

Notes to Financial Statements

included in interest income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. During the year ended October 31, 2002, the Fund did not lend securities.

Capital Stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 19,439,667 shares outstanding at October 31, 2002. For the year ended October 31, 2002, the Fund did not repurchase any shares of common stock. For the year ended October 31, 2001, the Fund repurchased 107,400 shares of its common stock at an average market price per share of $12.66 and a weighted average discount from net asset value of 12.12%.

For the period September 17, 1998 (commencement of repurchase program) through October 31, 2002, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. At October 31, 2002, paid-in-capital has been reduced by the cost of $38,698,693 of capital stock repurchased.

Federal Tax Status

For federal income tax purposes, the components of net unrealized appreciation of investments at October 31, 2002 were as follows:

Gross appreciation (investments having an excess of value over cost)     $ 24,932,147
-------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)      (16,181,990)
=====================================================================================
Net unrealized appreciation of investments                               $  8,750,157
=====================================================================================

For the year ended October 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $148,786,723 and $132,639,343, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

------------------------------------
* UBS PaineWebber is a Service Mark of UBS AG.


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Notes to Financial Statements

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

Distributions paid from:        2002           2001
------------------------------------------------------
Ordinary income             $25,458,379    $22,369,614
------------------------------------------------------
Return of capital             5,221,303      8,851,518
======================================================
                            $30,679,682    $31,221,132
======================================================

At October 31, 2002, the Fund had a net capital loss carryforward of $2,355,275, which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $1,792,049 on October 31, 2007 and $563,226 on October 31, 2009. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, such gains will not be distributed.

At October 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses       $ (2,355,275)
-------------------------------------------------------
Unrealized appreciation                       8,754,527
-------------------------------------------------------
Total accumulated earnings                 $  6,399,252
=======================================================

The differences between book-basis and tax-basis unrealized appreciation is attributable to premium amortization adjustments.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 2002, distributions in excess of net investment income were decreased by $10,208,049, accumulated net realized loss from investment transactions was decreased by $894,472 and capital stock was decreased by $11,102,521.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

Global High Income Dollar Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                For the Years Ended October 31,
                                                ===========================================================
                                                 2002+        2001         2000         1999         1998
===========================================================================================================
Net asset value, beginning of year              $14.16       $14.42       $13.66       $13.02       $15.16
-----------------------------------------------------------------------------------------------------------
Net investment income                             1.04         1.24         1.48         1.10         1.28
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
 from investment and foreign currency
 transactions                                     0.52         0.10         0.71         0.78        (2.12)
===========================================================================================================
Net increase (decrease) from investment
 operations                                       1.56         1.34         2.19         1.88        (0.84)
===========================================================================================================
Dividends from net investment income             (1.31)       (1.15)       (1.48)       (1.10)       (1.10)
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gains from
 investment transactions                            --           --           --        (0.30)       (0.11)
-----------------------------------------------------------------------------------------------------------
Distributions from paid-in-capital               (0.27)       (0.46)          --           --           --
-----------------------------------------------------------------------------------------------------------
Distributions in excess of net investment
 income                                             --           --        (0.09)          --        (0.10)
===========================================================================================================
Total dividends and distributions to
 shareholders                                    (1.58)       (1.61)       (1.57)       (1.40)       (1.31)
===========================================================================================================
Net increase in net asset value resulting
 from repurchase of common stock                    --         0.01         0.14         0.16         0.01
===========================================================================================================
Net asset value, end of year                    $14.14       $14.16       $14.42       $13.66       $13.02
===========================================================================================================
Market value, end of year                       $13.87       $12.98       $12.63       $11.50       $11.50
===========================================================================================================
Total investment return(1)                       19.38%       15.80%       24.55%       13.23%       (0.70)%
===========================================================================================================
Ratios/Supplemental data:
Net assets, end of year (000's)               $274,968     $275,205     $281,955     $284,266     $294,067
-----------------------------------------------------------------------------------------------------------
Expenses to average net assets                    1.43%        1.41%        1.39%        1.42%        1.44%
-----------------------------------------------------------------------------------------------------------
Net investment income to average net
 assets                                           7.23%        8.46%       10.12%        8.27%        8.55%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             57%          51%          43%          33%          89%
===========================================================================================================

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

+ As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.


--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Global High Income Dollar Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Dollar Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2000 were audited by other auditors whose report dated December 27, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. at October 31, 2002, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young

New York, New York
December 13, 2002


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

Global High Income Dollar Fund Inc.

Tax Information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.


--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

General Information (unaudited)

The Fund

Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $71.4 billion in assets under management as of October 31, 2002.

Investment Policy Changes

Introduction. The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The investment policy changes became effective on April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "non-fundamental" investment policy. This means that this investment policy may be changed by the Fund's board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. Many of the Fund's other investment policies also are non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (e.g., bonds are called or mature resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold.

Summary of Changes. Because the Fund's name includes the word "dollar," the SEC's "names" rule required the adoption of a policy that under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated debt securities. As a result of this new 80% policy, the Fund also adopted a related policy providing that under normal circumstances, the Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated debt securities. The adoption of these new policies resulted in updating changes to some of the Fund's older policies. For example, the Fund had a policy of investing at least


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

Global High Income Dollar Fund Inc.

General Information (unaudited)

65% of its total assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries. While the Fund continues to have a policy of investing at least 65% of its total assets in emerging market debt securities under normal market conditions, the requirement that these securities also be U.S. dollar-denominated has been "unbundled" from the older policy and superseded by the new 80% U.S. dollar-denominated securities requirement. Also, the Fund has dropped its older policy of being able to invest up to 35% of its total assets in non-U.S. dollar denominated securities.


In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:

Prior Policies Impacted by Change:

      Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries, including Brady Bonds... and zero coupon securities. The Fund may also invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. The Fund's investment in debt securities will consist of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks or other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries.

      ....
      The Fund may invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities that may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling....
      ....

      When [the adviser]... believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. In addition, the fund may commit up to 35% of its assets to cash (U.S. dollars) or U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for


--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

General Information (unaudited)

      liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or pending investment.

Revised Policies:

      Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries, including Brady Bonds... and zero coupon securities. The Fund's investment in debt securities may include (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks or other business entities not located in emerging market countries but denominated in or indexed to the currencies of or interest rates prevailing in emerging market countries.

      ....
      Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated debt securities. The Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated debt securities under normal circumstances; these investments may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling.... These non-U.S.
      dollar-denominated investments may include debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries.

      When [the adviser] ... believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. Under normal market conditions, the fund may commit up to 20% of its net assets to cash (U.S. dollars) as well as invest up to a total of 35% of its total assets in a combination of cash (U.S. dollars) and U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The fund's investments in U.S. dollar-denominated money market instruments are considered to be investments in U.S. dollar-denominated debt securities for purposes of the 80% minimum noted above.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

Global High Income Dollar Fund Inc.

General Information (unaudited)

Shareholder Information

The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

Dividend Reinvestment Plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of com-


--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

General Information (unaudited)

mon stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

Distribution Policy

The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647-1568.

Interested Directors

                                               Term of
                                             Office+ and
                               Position(s)    Length of
        Name, Address,          Held with       Time            Principal Occupation(s)
           and Age                 Fund        Served             During Past 5 Years
============================================================================================
Margo N. Alexander*++; 55        Director   Since 1996   Mrs. Alexander is an executive vice
                                                         president of UBS PaineWebber (since
                                                         March 1984). She was chief
                                                         executive officer of UBS Global AM
                                                         from January 1995 to October 2000,
                                                         a director (from January 1995 to
                                                         September 2001) and chairman (from
                                                         March 1999 to September 2001).

E. Garrett Bewkes, Jr.**++;      Director   Since 1993   Mr. Bewkes serves as a consultant to
76                                 and                   UBS PaineWebber (since May 1999).
                                 Chairman                Prior to November 2000, he was a
                                  of the                 director of Paine Webber Group Inc.
                                 Board of                ("PW Group," formerly the holding
                                Directors                company of UBS PaineWebber and
                                                         UBS Global AM) and prior to 1996,
                                                         he was a consultant to PW Group.
                                                         Prior to 1988, he was chairman of
                                                         the board, president and chief
                                                         executive officer of American
                                                         Bakeries Company.


--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

                    Number of
            Portfolios in Fund Complex                           Other Directorships
               Overseen by Director                               Held by Director
================================================================================================
 Mrs. Alexander is a director or trustee            None
 of 21 investment companies (consisting
 of 42 portfolios) for which UBS Global
 AM or one of its affiliates serves as
 investment advisor, sub-advisor or manager.

 Mr. Bewkes is a director or trustee of 35          Mr. Bewkes is also a director of Interstate
 investment companies (consisting of 56             Bakeries Corporation.
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Independent Directors

                                            Term of
                                          Office+ and
                            Position(s)    Length of
      Name, Address,         Held with       Time            Principal Occupation(s)
          and Age               Fund        Served             During Past 5 Years
============================================================================================
Richard Q. Armstrong; 67      Director   Since 1995   Mr. Armstrong is chairman and
R.Q.A. Enterprises                                    principal of R.Q.A. Enterprises
One Old Church Road -                                 (management consulting firm)
Unit # 6                                              (since April 1991 and principal
Greenwich, CT 06830                                   occupation since March 1995). Mr.
                                                      Armstrong was chairman of the
                                                      board, chief executive officer and
                                                      co-owner of Adirondack Beverages
                                                      (producer and distributor of soft
                                                      drinks and sparkling/still waters)
                                                      (October 1993-March 1995). He
                                                      was a partner of The New England
                                                      Consulting Group (management
                                                      consulting firm) (December
                                                      1992-September 1993). He was
                                                      managing director of LVMH U.S.
                                                      Corporation (U.S. subsidiary of the
                                                      French luxury goods conglomerate,
                                                      Louis Vuitton Moet Hennessey
                                                      Corporation) (1987-1991) and
                                                      chairman of its wine and spirits
                                                      subsidiary, Schieffelin & Somerset
                                                      Company (1987-1991).

David J. Beaubien; 68         Director   Since 2001   Mr. Beaubien is chairman of
101 Industrial Road                                   Yankee Environmental Systems,
Turners Falls, MA 01376                               Inc., a manufacturer of
                                                      meteorological measuring systems.
                                                      Prior to January 1991, he was
                                                      senior vice president of EG&G, Inc.,
                                                      a company which makes and
                                                      provides a variety of scientific and
                                                      technically oriented products and
                                                      services. From 1985 to January
                                                      1995, Mr. Beaubien served as a
                                                      director or trustee on the boards of
                                                      the Kidder, Peabody & Co.
                                                      Incorporated mutual funds.


--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                            Other Directorships
               Overseen by Director                                Held by Director
================================================================================================
 Mr. Armstrong is a director or trustee of 21        Mr. Armstrong is also a director of AlFresh
 investment companies (consisting of 42              Beverages Canada, Inc. (a Canadian
 portfolios) for which UBS Global AM or one          Beverage subsidiary of AlFresh Foods Inc.)
 of its affiliates serves as investment advisor,     (since October 2000).
 sub-advisor or manager.

 Mr. Beaubien is a director or trustee of 21         Mr. Beaubien is also a director of IEC
 investment companies (consisting of 42              Electronics, Inc., a manufacturer of
 portfolios) for which UBS Global AM or one          electronic assemblies.
 of its affiliates serves as investment advisor,
 sub-advisor or manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Independent Directors (continued)

                                                 Term of
                                               Office+ and
                                 Position(s)    Length of
         Name, Address,           Held with       Time             Principal Occupation(s)
            and Age                  Fund        Served              During Past 5 Years
================================================================================================
Richard R. Burt; 55                Director   Since 1995   Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                               LLC (international information and
Washington, D.C. 20004                                     security firm) and IEP Advisors
                                                           (international investments and
                                                           consulting firm). He was the chief
                                                           negotiator in the Strategic Arms
                                                           Reduction Talks with the former
                                                           Soviet Union (1989-1991) and the
                                                           U.S. Ambassador to the Federal
                                                           Republic of Germany (1985-1989).
                                                           From 1991-1994, he served as a
                                                           partner of McKinsey & Company
                                                           (management consulting firm).

Meyer Feldberg; 60                 Director   Since 1996   Mr. Feldberg is Dean and Professor
Columbia University                                        of Management of the Graduate
101 Uris Hall                                              School of Business, Columbia
New York, New York 10027                                   University. Prior to 1989, he was
                                                           president of the Illinois Institute of
                                                           Technology.

George W. Gowen; 73                Director   Since 1996   Mr. Gowen is a partner in the law
666 Third Avenue                                           firm of Dunnington, Bartholow &
New York, New York 10017                                   Miller. Prior to May 1994, he was a
                                                           partner in the law firm of Fryer,
                                                           Ross & Gowen.

William W. Hewitt, Jr.***; 74      Director   Since 2001   Mr. Hewitt is retired. From 1990 to
c/o UBS Global Asset                                       January 1995, Mr. Hewitt served as
Management (US) Inc.                                       a director or trustee on the boards
51 West 52nd Street                                        of the Kidder, Peabody & Co.
New York, New York                                         Incorporated mutual funds. From
10019-6114                                                 1986-1988, he was an executive
                                                           vice president and director of mutual
                                                           funds, insurance and trust services of
                                                           Shearson Lehman Brothers Inc. From
                                                           1976-1986, he was president of
                                                           Merrill Lynch Funds Distributor, Inc.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                             Other Directorships
               Overseen by Director                                 Held by Director
==================================================================================================
 Mr. Burt is a director or trustee of 21             Mr. Burt is also a director of Hollinger
 investment companies (consisting of 42              International, Inc. (publishing), The Central
 portfolios) for which UBS Global AM or one          European Fund, Inc., The Germany Fund,
 of its affiliates serves as investment advisor,     Inc., IGT, Inc. (provides technology to
 sub-advisor or manager.                             gaming and wagering industry) (since July
                                                     1999) and chairman of Weirton Steel
                                                     Corp. (makes and finishes steel products)
                                                     (since April 1996). He is also a director or
                                                     trustee of funds in the Scudder Mutual
                                                     Funds Family (consisting of 47 portfolios).

 Dean Feldberg is a director or trustee of 35        Dean Feldberg is also a director of
 investment companies (consisting of 56              Primedia Inc. (publishing), Federated
 portfolios) for which UBS Global AM or one          Department Stores, Inc. (operator of
 of its affiliates serves as investment advisor,     department stores), Revlon, Inc.
 sub-advisor or manager.                             (cosmetics) and Select Medical Inc.
                                                     (healthcare services) and SAPPI, Ltd.
                                                     (producer of paper).

 Mr. Gowen is a director or trustee of 35            None
 investment companies (consisting of 56
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

 Mr. Hewitt is a director or trustee of 21           Mr. Hewitt is also a director or trustee of
 investment companies (consisting of 42              the Guardian Life Insurance Company
 portfolios) for which UBS Global AM or one          Mutual Funds (consisting of 19 portfolios).
 of its affiliates serves as investment advisor,
 sub-advisor or manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Independent Directors (continued)

                                             Term of
                                           Office+ and
                             Position(s)    Length of
       Name, Address,         Held with       Time              Principal Occupation(s)
          and Age                Fund        Served               During Past 5 Years
--------------------------- ------------- ------------ -----------------------------------------
Morton L. Janklow; 72          Director   Since 2001   Mr. Janklow is senior partner of
445 Park Avenue                                        Janklow & Nesbit Associates, an
New York, New York 10022                               international literary agency
                                                       representing leading authors in
                                                       their relationships with publishers
                                                       and motion picture, television and
                                                       multi-media companies, and of
                                                       counsel to the law firm of Janklow
                                                       & Ashley.

Frederic V. Malek; 65          Director   Since 1996   Mr. Malek is chairman of Thayer
1455 Pennsylvania Avenue,                              Capital Partners (merchant bank)
N.W.                                                   and chairman of Thayer Hotel
Suite 350                                              Investors III, Thayer Hotel Investors II
Washington, D.C. 20004                                 and Lodging Opportunities Fund
                                                       (hotel investment partnerships). From
                                                       January 1992 to November 1992, he
                                                       was campaign manager of Bush-
                                                       Quayle '92. From 1990 to 1992, he
                                                       was vice chairman and, from 1989
                                                       to 1990, he was president of
                                                       Northwest Airlines Inc. and NWA
                                                       Inc. (holding company of Northwest
                                                       Airlines Inc.). Prior to 1989, he was
                                                       employed by the Marriott Corporation
                                                       (hotels, restaurants, airline catering
                                                       and contract feeding), where he most
                                                       recently was an executive vice
                                                       president and president of Marriott
                                                       Hotels and Resorts.


--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                             Other Directorships
               Overseen by Director                                 Held by Director
================================================================================================
 Mr. Janklow is a director or trustee of 21          None
 investment companies (consisting of 42
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

 Mr. Malek is a director or trustee of 21            Mr. Malek is also a director of Aegis
 investment companies (consisting of 42              Communications, Inc. (tele-services),
 portfolios) for which UBS Global AM or one          American Management Systems, Inc.
 of its affiliates serves as investment advisor,     (management consulting and computer
 sub-advisor or manager.                             related services), Automatic Data Processing,
                                                     Inc. (computing services), CB Richard Ellis,
                                                     Inc. (real estate services), FPL Group, Inc.
                                                     (electric services), Manor Care, Inc. (health
                                                     care), and Northwest Airlines Inc.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Interested Directors (concluded)

                                              Term of
                                            Office+ and
                              Position(s)    Length of
       Name, Address,          Held with       Time             Principal Occupation(s)
           and Age                Fund        Served              During Past 5 Years
================================================================================================
Carl W. Schafer; 66             Director   Since 1996   Mr. Schafer is president of the
66 Witherspoon Street                                   Atlantic Foundation (charitable
#1100                                                   foundation). Prior to January 1993,
Princeton, NJ 08542                                     he was chairman of the Investment
                                                        Advisory Committee of the Howard
                                                        Hughes Medical Institute.

William D. White; 68            Director   Since 2001   Mr. White is retired. From February
P.O. Box 199                                            1989 through March 1994, he was
Upper Black Eddy, PA 18972                              president of the National League of
                                                        Professional Baseball Clubs. Prior to
                                                        1989, he was a television
                                                        sportscaster for WPIX-TV, New York.
                                                        Mr. White served on the Board of
                                                        Directors of Centel from 1989 to
                                                        1993 and until recently on the board
                                                        of directors of Jefferson Banks
                                                        Incorporated, Philadelphia, PA.



--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                            Other Directorships
               Overseen by Director                                Held by Director
================================================================================================
 Mr. Schafer is a director or trustee of 21          Mr. Schafer is also a director of Labor
 investment companies (consisting of 42              Ready, Inc. (temporary employment),
 portfolios) for which UBS Global AM or one          Roadway Corp. (trucking), Guardian Life
 of its affiliates serves as investment advisor,     Insurance Company Mutual Funds
 sub-advisor or manager.                             (consisting of 19 portfolios), the Harding,
                                                     Loevner Funds (consisting of 4 portfolios),
                                                     E.I.I. Realty Securities Trust (investment
                                                     company) and Frontier Oil Corporation.

 Mr. White is a director or trustee of 21            None
 investment companies (consisting of 42
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers

                                               Term of       Principal Occupation(s) During
                                             Office+ and        Past 5 Years; Number of
                          Position(s) Held    Length of      Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served     Which Person Serves as Officer
================================================================================================
 Thomas Disbrow**; 36    Vice President     Since 2000    Mr. Disbrow is a director and a
                         and Assistant                    senior manager of the mutual
                         Treasurer                        fund finance department of
                                                          UBS Global AM. Prior to
                                                          November 1999, he was a vice
                                                          president of Zweig/Glaser
                                                          Advisers. Mr. Disbrow is a vice
                                                          president and assistant
                                                          treasurer of 21 investment
                                                          companies (consisting of 42
                                                          portfolios) for which UBS
                                                          Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or
                                                          manager.

 Amy R. Doberman**; 40   Vice President     Since 2000    Ms. Doberman is a managing
                         and Secretary                    director and general counsel of
                                                          UBS Global AM. From December
                                                          1997 through July 2000, she
                                                          was general counsel of Aeltus
                                                          Investment Management, Inc.
                                                          Prior to working at Aeltus,
                                                          Ms. Doberman was an assistant
                                                          chief counsel of the SEC's
                                                          Division of Investment
                                                          Management. Ms. Doberman
                                                          is vice president and assistant
                                                          secretary of UBS Supplementary
                                                          Trust and four investment
                                                          companies (consisting of 42
                                                          portfolios) and vice president
                                                          and secretary of 21 investment
                                                          companies (consisting of 42
                                                          portfolios) for which UBS Global
                                                          AM or one of its affiliates serves
                                                          as investment advisor,
                                                          sub-advisor or manager.


--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of      Principal Occupation(s) During
                                              Office+ and        Past 5 Years; Number of
                           Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served    Which Person Serves as Officer
================================================================================================
 David M. Goldenberg**;   Vice President     Since 2002    Mr. Goldenberg is an executive
 36                       and Assistant                    director and deputy general
                          Secretary                        counsel of UBS Global AM.
                                                           From 2000-2002 he was
                                                           director, legal affairs at Lazard
                                                           Asset Management. Mr.
                                                           Goldenberg was global
                                                           director of compliance for SSB
                                                           Citi Asset Management Group
                                                           from 1998-2000. He was
                                                           associate general counsel at
                                                           Smith Barney Asset
                                                           Management from
                                                           1996-1998. Prior to working
                                                           at Smith Barney Asset
                                                           Management, Mr. Goldenberg
                                                           was branch chief and senior
                                                           counsel in the SEC's Division of
                                                           Investment Management. Mr.
                                                           Goldenberg is vice president
                                                           and secretary of UBS
                                                           Supplementary Trust and four
                                                           investment companies
                                                           (consisting of 42 portfolios)
                                                           and a vice president and
                                                           assistant secretary of 21
                                                           investment companies
                                                           (consisting of 42 portfolios) for
                                                           which UBS Global AM or one
                                                           of its affiliates serves as
                                                           investment advisor, sub-advisor
                                                           or manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   39

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of     Principal Occupation(s) During
                                              Office+ and       Past 5 Years; Number of
                           Position(s) Held    Length of    Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served   Which Person Serves as Officer
================================================================================================
 Kevin J. Mahoney**; 37   Vice President     Since 1999    Mr. Mahoney is a director and
                          and Assistant                    a senior manager of the
                          Treasurer                        mutual fund finance
                                                           department of UBS Global
                                                           AM. Prior to April 1999, he
                                                           was the manager of the
                                                           mutual fund internal control
                                                           group of Salomon Smith
                                                           Barney. Mr. Mahoney is a vice
                                                           president and assistant
                                                           treasurer of 21 investment
                                                           companies (consisting of 42
                                                           portfolios) for which UBS
                                                           Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or
                                                           manager.

 John Penicook+++; 44     Vice President     Since 2002    Mr. Penicook is a managing
                                                           director and head of fixed
                                                           income of UBS Global Asset
                                                           Management (Americas) Inc.
                                                           ("UBS Global AM (Americas)")
                                                           and UBS Global AM. Mr.
                                                           Penicook is a vice president of
                                                           five investment companies
                                                           (consisting of four portfolios)
                                                           for which UBS Global AM or
                                                           one of its affiliates serves as
                                                           investment advisor, sub-advisor
                                                           or manager.


--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of      Principal Occupation(s) During
                                              Office+ and       Past 5 Years; Number of
                           Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served    Which Person Serves as Officer
================================================================================================
 Paul H. Schubert**; 39   Vice President     Since 1994    Mr. Schubert is an executive
                          and Treasurer                    director and head of the
                                                           mutual fund finance
                                                           department of UBS Global
                                                           AM. Mr. Schubert is treasurer
                                                           and principal accounting
                                                           officer of UBS Supplementary
                                                           Trust and of two investment
                                                           companies (consisting of 38
                                                           portfolios) and a vice president
                                                           and treasurer of 21 investment
                                                           companies (consisting of 42
                                                           portfolios) treasurer and chief
                                                           financial officer of one
                                                           investment company
                                                           (consisting of 2 portfolios) and
                                                           treasurer of one investment
                                                           company (consisting of 2
                                                           portfolios) for which UBS
                                                           Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or
                                                           manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   41

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                               Term of       Principal Occupation(s) During
                                             Office+ and         Past 5 Years; Number of
                          Position(s) Held    Length of      Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served     Which Person Serves as Officer
================================================================================================
 Brian M. Storms*; 48    President          Since 2000    Mr. Storms is chief executive
                                                          officer (since July 2002) director
                                                          and president of UBS Global
                                                          AM (since March 1999). He is
                                                          also chief executive officer (since
                                                          July 2002), a member of the
                                                          board of directors and president
                                                          of UBS Global AM (Americas)
                                                          and UBS Global Asset
                                                          Management (New York) Inc.
                                                          ("UBS Global AM (New York)")
                                                          (since October 2001). Mr. Storms
                                                          was chief executive officer of
                                                          UBS Global AM from October
                                                          2000 to September 2001 and
                                                          chief operating officer
                                                          (2001-2002). He was chief
                                                          operating officer of UBS Global
                                                          AM (Americas) and UBS Global
                                                          AM (New York) from September
                                                          2001 to July 2002. He was a
                                                          director or trustee of several
                                                          investment companies in the
                                                          UBS family of funds (1999-2001).
                                                          He was president of Prudential
                                                          Investments (1996-1999). Prior
                                                          to joining Prudential
                                                          Investments he was a managing
                                                          director at Fidelity Investments.
                                                          Mr. Storms is president and
                                                          trustee of UBS Supplementary
                                                          Trust and of three investment
                                                          companies (consisting of 40
                                                          portfolios) and president of 21
                                                          investment companies
                                                          (consisting of 42 portfolios) and
                                                          trustee and chairman of one
                                                          investment company (consisting
                                                          of 2 portfolios) for which UBS
                                                          Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.


--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

Global High Income Dollar Fund Inc.

Supplemental Information (unaudited)

Officers (concluded)

                                               Term of      Principal Occupation(s) During
                                             Office+ and        Past 5 Years; Number of
                          Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served    Which Person Serves as Officer
------------------------ ------------------ ------------- ----------------------------------
 Stuart Waugh*; 47       Vice President     Since 1993    Mr. Waugh is an executive
                                                          director and a portfolio
                                                          manager of UBS Global AM
                                                          responsible for global fixed
                                                          income investments and
                                                          currency trading. Mr. Waugh is
                                                          a vice president of two
                                                          investment companies
                                                          (consisting of 2 portfolios) for
                                                          which UBS Global AM or one
                                                          of its affiliates serves as
                                                          investment advisor, sub-advisor
                                                          or manager.

 Keith A. Weller*; 41    Vice President     Since 1995    Mr. Weller is a director and
                         and Assistant                    senior associate general
                         Secretary                        counsel of UBS Global AM.
                                                          Mr. Weller is a vice president
                                                          and assistant secretary of 21
                                                          investment companies
                                                          (consisting of 42 portfolios) for
                                                          which UBS Global AM or one
                                                          of its affiliates serves as
                                                          investment advisor, sub-advisor
                                                          or manager.

------------------------------
* This person's business address is 1285 Avenue of the Americas, New York, New York 10019-5028.
** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
***   Address for mailing purposes only.
+ Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.
+++   This person's business address is One North Wacker Drive, Chicago, IL
      60606.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   43

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44                                                   UBS Global Asset Management

Directors

E. Garrett Bewkes, Jr.         George W. Gowen
Chairman
                               William W. Hewitt, Jr.
Margo N. Alexander
                               Morton L. Janklow
Richard Q. Armstrong
                               Frederic V. Malek
David J. Beaubien
                               Carl W. Schafer
Richard R. Burt
                               William D. White
Meyer Feldberg

Principal Officers

Brian M. Storms                Paul H. Schubert
President                      Vice President and Treasurer

Amy R. Doberman                Stuart Waugh
Vice President and Secretary   Vice President

Investment Advisor and Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with the Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(C)2003 UBS Global Asset Management (US) Inc. All rights reserved.

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       UBS Global Asset Management (US) Inc.
       51 West 52nd Street
       New York, NY 10019-6114